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                                                                    EXHIBIT 99.1
BELDEN CDT INC.
SUPPLEMENTAL SEGMENT INFORMATION


(in thousands)
(unaudited)


--------------------------------------------------------------------------------------------------------------------
THREE MONTHS ENDED MARCH 31, 2004
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                                                                                                               Total
                                                                                                          Continuing
                                            Electronics           Networking               Other          Operations
--------------------------------------------------------------------------------------------------------------------
External customer revenues                     $112,950             $ 57,153            $    --             $170,103
Affiliate revenues                               24,974                  438             (25,412)                --
--------------------------------------------------------------------------------------------------------------------
Total revenues                                 $137,924             $ 57,591            $(25,412)           $170,103
--------------------------------------------------------------------------------------------------------------------

Operating earnings/(loss)                      $ 12,511             $  4,182            $ (7,771)           $  8,922
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
THREE MONTHS ENDED JUNE 30, 2004
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                                                                                                               Total
                                                                                                          Continuing
                                            Electronics           Networking               Other          Operations
--------------------------------------------------------------------------------------------------------------------
External customer revenues                     $123,416             $ 60,891            $    --             $184,307
Affiliate revenues                               24,043                  208             (24,251)                --
--------------------------------------------------------------------------------------------------------------------
Total revenues                                 $147,459             $ 61,099            $(24,251)           $184,307
--------------------------------------------------------------------------------------------------------------------

Operating earnings/(loss)                      $ 14,126             $  4,031            $ (8,334)           $  9,823
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
THREE MONTHS ENDED SEPTEMBER 30, 2004
--------------------------------------------------------------------------------------------------------------------
                                                                                                               Total
                                                                                                          Continuing
                                            Electronics           Networking               Other          Operations
--------------------------------------------------------------------------------------------------------------------
External customer revenues                     $171,972             $109,482            $    --             $281,454
Affiliate revenues                               15,679                  --              (15,679)                --
--------------------------------------------------------------------------------------------------------------------
Total revenues                                 $187,651             $109,482           $ (15,679)           $281,454
--------------------------------------------------------------------------------------------------------------------

Operating earnings/(loss)                      $  2,373              $ 7,087           $ (12,647)           $ (3,187)
--------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------
THREE MONTHS ENDED DECEMBER 31, 2004
--------------------------------------------------------------------------------------------------------------------
                                                                                                               Total
                                                                                                          Continuing
                                            Electronics           Networking               Other          Operations
--------------------------------------------------------------------------------------------------------------------
External customer revenues                     $196,034             $134,276            $    --             $330,310
Affiliate revenues                               18,053                2,459             (20,512)                --
--------------------------------------------------------------------------------------------------------------------
Total revenues                                 $214,087             $136,735            $(20,512)           $330,310
--------------------------------------------------------------------------------------------------------------------

Operating earnings/(loss)                      $ 26,784             $  9,426            $ (9,004)           $ 27,206
--------------------------------------------------------------------------------------------------------------------

                                                                    EXHIBIT 99.1

--------------------------------------------------------------------------------------------------------------------
SIX MONTHS ENDED JUNE 30, 2004
--------------------------------------------------------------------------------------------------------------------
                                                                                                               Total
                                                                                                          Continuing
                                            Electronics           Networking               Other          Operations
--------------------------------------------------------------------------------------------------------------------
External customer revenues                     $236,366             $118,044            $    --             $354,410
Affiliate revenues                               49,017                  646             (49,663)                --
--------------------------------------------------------------------------------------------------------------------
Total revenues                                 $285,383             $118,690           $ (49,663)           $354,410
--------------------------------------------------------------------------------------------------------------------

Operating earnings/(loss)                      $ 26,637              $ 8,213           $ (16,105)           $ 18,745
--------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------
NINE MONTHS ENDED SEPTEMBER 30, 2004
--------------------------------------------------------------------------------------------------------------------
                                                                                                               Total
                                                                                                          Continuing
                                            Electronics           Networking               Other          Operations
--------------------------------------------------------------------------------------------------------------------
External customer revenues                     $408,338             $227,526           $     --             $635,864
Affiliate revenues                               64,696                  646             (65,342)                --
--------------------------------------------------------------------------------------------------------------------
Total revenues                                 $473,034             $228,172           $ (65,342)           $635,864
--------------------------------------------------------------------------------------------------------------------

Operating earnings/(loss)                      $ 29,010             $ 15,300           $ (28,752)           $ 15,558
--------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------
TWELVE MONTHS ENDED DECEMBER 31, 2004
--------------------------------------------------------------------------------------------------------------------
                                                                                                               Total
                                                                                                          Continuing
                                            Electronics           Networking               Other          Operations
--------------------------------------------------------------------------------------------------------------------
External customer revenues                     $604,372             $361,802           $     --             $966,174
Affiliate revenues                               82,749                3,105             (85,854)                --
--------------------------------------------------------------------------------------------------------------------
Total revenues                                 $687,121             $364,907           $ (85,854)           $966,174
--------------------------------------------------------------------------------------------------------------------

Operating earnings/(loss)                      $ 55,794             $ 24,726           $ (37,756)           $ 42,764
--------------------------------------------------------------------------------------------------------------------